EXHIBIT 10.5



                               CUSTOMER AGREEMENT

         This Customer Agreement ("Agreement") between UBS Securities LLC ("UBS-S LLC") and World Monitor Trust III - Series [ ] ("Customer") shall govern the purchase and sale by UBS-S LLC of certain futures contracts, options thereon and options contracts for the account and risk of Customer through one or more accounts carried by UBS-S LLC on behalf and in the name of Customer (collectively, the "Account"), as more fully described below.

1.       UBS-S LLC'S AUTHORIZATION TO ACT AS BROKER

         Customer authorizes UBS-S LLC, acting through employees and agents selected by it in its sole discretion, to purchase and sell for the Account contracts for future delivery of financial instruments, foreign currency or precious metals and any other instruments and commodities and for option contracts for which UBS-S LLC has notified Customer that UBS-S LLC is prepared to execute transactions (collectively, "Contracts") within or outside the United States of America in accordance with Customer's instructions.

2.       CUSTOMER'S REPRESENTATIONS AND WARRANTIES

         (a) Representations and Warranties. Customer represents and warrants as follows:

                  (i) Authority. Customer has full right, power and authority to enter into this Agreement, and the person executing this Agreement on behalf of Customer is authorized to do so. This Agreement is binding on Customer and enforceable against Customer in accordance with its terms;

                  (ii) Lawful Agreement. Customer may lawfully establish and open the Account for the purpose of effecting purchases and sales of Contracts through UBS-S LLC. Transactions entered into pursuant to this Agreement will not violate any "Applicable Law" (as defined below) to which Customer is subject or any agreement to which Customer is subject or a party and the execution, delivery and performance of this Agreement by Customer require no action by or in respect of or filing with any governmental body, agency or official;

                  (iii) Customer's Statements. The statements made to UBS-S LLC by Customer regarding Customer's futures trading (including any financial statements submitted therewith) are true and correct to the best of Customer's knowledge;

                  (iv) Interest or Control of Account. If any person or entity has, or during the term of this Agreement will have, any interest in the Account other than Customer, Customer hereby agrees to so notify UBS-S LLC immediately (and no later than within one business day); and

                  (v) Designation. If Customer is not a citizen or resident of the United States, Customer has been informed by UBS-S LLC of Commodity Futures Trading Commission ("CFTC") Regulations concerning the designation of a futures





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                  commission merchant as the agent of foreign brokers,
                  customers of a foreign broker and foreign traders for certain purposes as set forth in CFTC Regulation ss. 15.05 and concerning special calls for information from futures commission merchants, foreign brokers and members of contract markets as set forth in CFTC Regulation ss. 21.03.

         (b) Notice of Change. Customer shall immediately (and no later than within one business day) notify UBS-S LLC in writing if any of the representations contained herein materially change or cease to be true and correct.

3.       APPLICABLE LAW

         The Account and all transactions and agreements in respect of the Account shall be subject to the regulations of all applicable Federal, state and self-regulatory agencies or authorities, including but not limited to: (a) the provisions of the Commodity Exchange Act, as amended, and any rules, regulations, orders and interpretations promulgated thereunder by the CFTC; (b) the constitution, by-laws, rules, regulations, orders and interpretations of the contract market (and its clearing house, if any) on which such transactions are executed and cleared, and any relevant registered futures association, including, without limitation, the National Futures Association ("NFA"); and (c) custom and usage of the trade. All such provisions, rules, regulations, orders, interpretations, constitution, by-laws, custom and usage are hereinafter collectively referred to as "Applicable Law."

4.       RELIANCE ON INSTRUCTIONS

         UBS-S LLC shall be entitled to rely on any instructions, notices and communications, whether oral or in writing, that it believes to be that of an individual authorized to act on behalf of Customer, including, but not limited to, any individual identified in writing by Customer as authorized to act on its behalf, and Customer shall be bound thereby. Customer hereby waives any defense that any such instruction was not in writing as may be required by the Statute of Frauds or any other similar law, rule or regulation.

5.       ACCEPTANCE OF ORDERS; POSITION LIMITS

         (a) Acceptance of Orders. UBS-S LLC shall have the right to limit the size of open positions (net or gross) of Customer with respect to the Account at any time and to refuse acceptance of orders to establish new positions (whether such refusal or limitation is required by, and whether such refusal is based on position limits imposed under, Applicable Law). UBS-S LLC shall immediately notify Customer of its rejection of any order. Unless specified by Customer, UBS-S LLC may designate the exchange or other markets (including, without limitation, GLOBEX) on which it will attempt to execute orders.

         (b) Position Limits. Customer shall not, either alone or in combination with others, violate any position or exercise limit established by or under Applicable Law. If Customer intends at any time to exceed such position limits, Customer shall cause to be filed an application with the CFTC or the relevant contract market requesting authorization for Customer to exceed such position limits and shall provide UBS-S LLC with a copy of such application and such other information as UBS-S LLC may reasonably request with respect to such application.





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Customer shall immediately (and no later than within one business day)
notify UBS-S LLC of any positions for which Customer is required to file reports under Applicable Law, including any large trader reports filed with the CFTC or any contract market. Customer shall indemnify and hold UBS-S LLC harmless from and against all claims, damages, fines or assessments of any kind whatsoever, including reasonable attorneys' fees in connection with the defense thereof, made and incurred in connection with any violation by Customer of its obligations under this Section 5(b).

6.       ORIGINAL AND VARIATION MARGIN; PREMIUMS; OTHER CONTRACT OBLIGATIONS

         With respect to every Contract purchased, sold or cleared for the Account, Customer shall make, or cause to be made, all applicable original margin, variation margin, intra-day margin and premium payments, and perform all other obligations attendant to transactions or positions in such Contracts, as may be required by Applicable Law or by UBS-S LLC in its sole and absolute discretion. Requests for margin deposits and/or premium payments may, at UBS-S LLC's election, be communicated to Customer orally, telephonically or in writing. Margin requirements established by UBS-S LLC may exceed the margin requirements set by any contract market or clearing organization on which transactions are executed or cleared or caused to be executed or cleared by UBS-S LLC or any agent thereof for Customer and may be changed by UBS-S LLC without prior notice to Customer. Except as otherwise provided herein, all such margin and premium payments shall be in the form, as UBS-S LLC permits, of cash in U.S. dollars, securities of the U.S. Government, or a combination thereof. If at any time Customer fails timely to deposit or maintain required margin, or Customer fails timely to make any premium payments, UBS-S LLC may at any time, without further notice to Customer, close out Customer's open position in whole or in part and take any action it deems appropriate.

7.       SECURITY INTEREST AND RIGHTS RESPECTING COLLATERAL

         All Contracts, cash, securities, and/or other property of Customer, including all proceeds of all such property such as profits from Account transactions (collectively, the "Collateral") now or at any future time in the Account or otherwise held by UBS-S LLC or its affiliates, any clearing house through which trades of the Account are executed and/or positions are held, or any other entity authorized to act as an agent of UBS-S LLC or Customer, hereby are pledged to UBS-S LLC and shall be subject to a general lien and security interest in UBS-S LLC's favor to secure any indebtedness or other amounts at any time owing from Customer to UBS-S LLC, and to secure any and all other obligations and liabilities of Customer to UBS-S LLC (collectively, the "Customer's Liabilities"). Customer hereby grants UBS-S LLC the right to borrow, pledge, repledge, hypothecate, rehypothecate, loan or invest any of the Collateral without notice to Customer, and without any obligation to pay or to account to Customer for any interest, income or benefit that may be derived therefrom. UBS-S LLC shall be under no obligation to deliver to Customer the identical Collateral in the Account, but shall only be under an obligation to deliver to Customer Collateral of like or equivalent kind and amount. The rights of UBS-S LLC set forth above shall be qualified by any applicable requirements for segregation of customer's property under Applicable Law.





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

8.       PAYMENT OBLIGATIONS OF CUSTOMER

         (a) Charges to the Account. With respect to every Contract purchased, sold or cleared for the Account, Customer shall pay UBS-S LLC upon demand and UBS-S LLC hereby is authorized to charge Customer's Account for: (i) all brokerage charges, give-up fees, commissions and service fees as UBS-S LLC may from time to time charge; (ii) all contract market, clearing house, clearing member, NFA or CFTC fees or charges, fines or penalties; (iii) any tax imposed on such transactions by any competent taxing authority; (iv) the amount of any trading losses in the Account; (v) any debit balance or deficiency in the Account; (vi) interest and service charges on any debit balances or deficiencies in the Account, any advances or any loan (including interest on the amount of variation margin calls, until satisfaction of such calls, when the Customer posts U.S. Treasury Bills for original margin purposes), at the rate customarily charged by UBS-S LLC (which may be at the prevailing and/or allowable rates according to the laws of the State of Illinois) from the day any such deficit was incurred to (but not including) the day of payment (calculated on the basis of a 360 day year and for the actual number of days elapsed for all deficits, except for those denominated in foreign currencies for which generally accepted accounting principles require that the interest rate shall be calculated otherwise), together with costs and reasonable attorneys' fees incurred in collecting any such deficit; (vii) all storage and delivery service fees; and (viii) any other amounts owed by Customer to UBS-S LLC with respect to the Account or any transactions therein.

         (b) Payment in U.S. Dollars. Any and all payment obligations of Customer, if not deducted from Customer's Account as permitted hereunder, shall be made upon demand in immediately available U.S. dollars to UBS-S LLC or at such other place and at such time and in such manner as UBS-S LLC notifies Customer. The obligation of Customer to make all payments due hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency other that U.S. dollars, except to the extent that such tender or recovery shall result in the actual receipt by UBS-S LLC of the full amount of such U.S. dollars expressed to be payable in respect of such amounts. Customer agrees that its obligations to make payment in U.S. dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery of the amount (if any) by which such actual receipt shall fall short of the full amount of U.S. dollars expressed to be payable in respect of such amount due hereunder, and shall not be affected by judgment being obtained for other sums due hereunder.

         (c) Setoff. Any Collateral may at any time or from time to time without notice or compliance with any condition precedent (which notice hereby is expressly waived) be setoff, appropriated and applied by UBS-S LLC against any and all payment obligation of Customer hereunder including, but not limited to, any deficit balance in the Account, in such manner as UBS-S LLC in its discretion may determine.

         (d) Gross-Up. All payments made by Customer to UBS-S LLC hereunder will be made without setoff or counterclaim free and clear and without deduction or withholding for, any present or future taxes, levies, assessments or other charges of whatever nature, now or hereinafter imposed by any jurisdiction or by any agency, state or other political subdivision or taxing authority thereof or therein, and all interest, penalties, or similar liabilities with respect thereto (collectively, "Taxes"). If any Taxes are so levied or imposed, Customer agrees to pay




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

the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. Customer will furnish to UBS-S LLC within thirty days after the date the payment of any Taxes is due pursuant to Applicable Law certified copies of tax receipts evidencing such payment by Customer.

9.       DELIVERY PROCEDURES; OPTIONS ALLOCATION PROCEDURE

         (a) Instructions. Customer will provide UBS-S LLC with instructions either to liquidate Contracts previously established by Customer, make or take delivery under any such Contracts, or exercise options entered into by Customer, within such time limits as may be specified by UBS-S LLC. UBS-S LLC shall have no responsibility to take any action on behalf of Customer, including, without limitation, exercising option Contracts, unless and until UBS-S LLC receives oral or written instructions reasonably acceptable to UBS-S LLC indicating the action UBS-S LLC is to take. Any instructions, if given orally to UBS-S LLC, shall immediately be confirmed in writing by Customer. Funds sufficient to take delivery pursuant to such Contract or deliverable grade commodities to make delivery pursuant to such Contract must be delivered to UBS-S LLC at such time as UBS-S LLC may require in connection with any delivery.

         (b) Allocation Procedures. Short option Contracts may be subject to exercise at any time. Exercise notices received by UBS-S LLC with respect to option Contracts sold by Customer may be allocated to Customer pursuant to a random allocation procedure, and Customer shall be bound by any such allocation of exercise notices. Such notices may be allocated to Customer after the close of trading on the day on which such notices have been allocated to UBS-S LLC by the applicable contract market. In the event of any allocation to Customer, unless UBS-S LLC has previously received instructions from Customer, UBS-S LLC's sole responsibility shall be to use its best efforts to notify Customer by telephone of such allocation at any time before trading commences on the first day on which such option Contracts are traded on the applicable contract market following the day on which the applicable contract market has allocated such notices to UBS-S LLC.

         (c) Failure to Provide Instructions. If Customer fails to comply with any of the foregoing obligations, UBS-S LLC may, in its sole and absolute discretion, liquidate any open positions, make or receive delivery of any commodities or instruments, or exercise or allow the expiration of any options, in such manner and on such terms as UBS-S LLC, in its sole and absolute discretion, deems necessary or appropriate. Any such action taken shall be in the sole and absolute discretion of UBS-S LLC and Customer shall remain fully liable for all costs, losses, expenses, liabilities and damages (including special, indirect and consequential damages, penalties and fines) which UBS-S LLC may be required to pay or which it has sustained in connection with such transactions and for any remaining debit balance in the Account.

10.      EVENTS OF DEFAULT; UBS-S LLC'S REMEDIES

         (a) Events of Default. As used herein, each of the following shall be deemed an "Event of Default": (i) the commencement of a case under any bankruptcy, insolvency or reorganization law or similar law effecting creditors' rights of any jurisdiction, or the filing of a petition for the appointment of a receiver by or against Customer, an assignment made by




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Customer for the benefit of creditors, an admission in writing by Customer that it is insolvent or is unable to pay its debts when they mature, or the suspension by the Customer of its usual business or any material portion thereof; (ii) the issuance of any warrant or order of attachment against the Account or the levy of a judgment against the Account; (iii) if Customer is an employee benefit plan, the termination of Customer or the filing by Customer of a notice of intent to terminate with the Pension Benefit Guaranty Corporation (or other similar governmental agency or body of any jurisdiction), or the receipt of a notice of the Pension Benefit Guaranty Corporation's (or other similar governmental agency's or body's) intent to terminate Customer, or the inability of Customer to pay benefits under the relevant employee benefit plan when due; (iv) the failure by Customer to deposit or maintain margins, to pay required premiums, or to make payments required by Section 8 hereof and such failure is not cured within one business day of Customer's receipt of notice of such failure from UBS-S LLC; (v) UBS-S LLC acting in good faith in a commercially reasonable manner determines that the Collateral in Customer's Account, regardless of current marked quotations, is inadequate to secure the Account and Customer's obligations to UBS-S LLC hereunder; (vi) the Account shall incur a deficit balance and such deficit balance is not cured within one business day of customer's receipt of notice of such deficit from UBS-S LLC; (vii) the failure by Customer to perform, in any material respect, its obligations respecting delivery, exercise or a notice of allocation of exercise, payment for delivery, or settlement under Contracts held in the Account (it being understood that any failure to comply with any Applicable Law shall be deemed material); or (viii) the failure by Customer, in any material respect, to perform any of its other obligations hereunder (it being understood that any failure to comply with any Applicable Law shall be deemed material) and such material failure is not cured within one business day of Customer's receipt of notice of such material failure from UBS-S LLC.

         (b) Remedies. Upon the occurrence of an Event of Default, UBS-S LLC shall have the right, in addition to any other remedy available to UBS-S LLC at law or in equity, and in addition to any other action UBS-S LLC may deem appropriate under the circumstances, to liquidate any or all open Contracts held in or for the Account, sell any or all of the securities or other property of Customer held by UBS-S LLC and to apply the proceeds thereof to any amounts owed by Customer to UBS-S LLC, borrow or buy any options, securities, Contracts or other property for the Account and cancel any unfilled orders for the purchase or sale of Contracts for the Account, or take such other or further actions as UBS-S LLC, in its reasonable discretion, deems necessary or appropriate for its protection, all without demand for margin and without notice or advertisement. In the event UBS-S LLC's position would not be jeopardized thereby, UBS-S LLC will make reasonable efforts under the circumstances to notify Customer prior to taking any such action. Any such liquidation, sale, purchase, borrowing or cancellation shall be made at the discretion of UBS-S LLC acting in good faith in a commercially reasonable manner on a contract market, through a clearing house, on other markets, at public auction or by private transaction. Customer acknowledges and agrees that a prior demand or margin call of any kind from UBS-S LLC or prior notice from UBS-S LLC shall not be considered a waiver of UBS-S LLC's right to take any action without notice or demand. In any transaction described above, UBS-S LLC may sell any Collateral to itself or its affiliates or buy any Collateral from itself or its affiliates. UBS-S LLC may, to the extent permitted by law, purchase the whole or any part thereof free from any right of redemption. In all cases, Customer shall remain liable for and shall pay to UBS-S LLC on demand the amount of any deficiency in its Account resulting from any such transaction, and Customer shall reimburse, compensate and indemnify UBS-S LLC for




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any and all costs, losses, penalties, fines, taxes and damages which UBS-S
LLC may incur, including reasonable attorneys' fees incurred in connection with the exercise of its remedies and the recovery of any such costs, losses, penalties, fines, taxes and damages.

11.      EXCULPATION AND INDEMNIFICATION

         (a) Exculpation. Neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall be liable for any costs, losses, penalties, fines, Taxes and damages sustained or incurred by Customer other than as a result of UBS-S LLC's negligence or reckless or intentional misconduct or breach of this Agreement. Without limiting the generality of the foregoing, neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall have any responsibility or liability to Customer hereunder for any costs, losses, penalties, fines, Taxes and damages, including consequential, incidental or special damages, sustained or incurred by Customer, (i) in connection with the performance or non-performance by any contract market, clearing house, clearing firm or other third party (including other exchange members, banks and floor brokers) to UBS-S LLC of its obligations in respect of any Contract or other property of Customer; (ii) as a result of any prediction, recommendation or advice made or given by a representative of UBS-S LLC whether or not made or given at the request of Customer; (iii) as a result of any delay in the performance or non-performance of any of UBS-S LLC's obligations hereunder to the extent that losses arising therefrom are, directly or indirectly, caused by the occurrence of any contingency beyond the control of UBS-S LLC including, but not limited to, the unscheduled closure of an exchange or contract market or delays in the transmission of orders due to breakdowns or failures of transmission or communication facilities, execution, and/or trading facilities or other systems; (iv) as a result of any action taken by UBS-S LLC, its managing directors, officers, employees, agents (including other clearing firms through which transactions are effected on behalf of Customer) or floor brokers, to comply with Applicable Law; or (v) for any acts or omissions of those neither employed nor supervised by UBS-S LLC. Moreover, UBS-S LLC shall have no responsibility for compliance by Customer with any law or regulation governing Customer's conduct as a fiduciary, if applicable.

         (b) Force Majeure and Acts of State. In the event that UBS-S LLC's performance of any of its obligations and undertakings hereunder shall be interrupted or delayed by any occurrence not occasioned by the conduct of either party hereto, whether such occurrence shall be an act of God or the common enemy or the result of war, riot, civil commotion, sovereign conduct or other acts of State, or the act or conduct of any person or persons not party or privy hereto, then UBS-S LLC shall be excused from performance for such period of time as is reasonably necessary after such occurrence to remedy the effects thereof and neither UBS-S LLC nor any of its managing directors, officers, employees or affiliates shall be directly or indirectly responsible for losses occasioned thereby.

         (c) Indemnification. Customer agrees to indemnify and hold UBS-S LLC harmless from and against any and all costs (including reasonable attorneys' fees), losses, penalties, fines, taxes and damages ("Losses") incurred by UBS-S LLC as a result of any action taken or not taken by UBS-S LLC in reliance upon any instructions, notices and communications which UBS-S LLC believes to be that of an individual authorized to act on behalf of Customer, or in connection with UBS-S LLC's recovery of any such Losses, except for such Losses which arise




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out, are based upon or related to UBS-S LLC' negligence, reckless or intentional misconduct or breach of this Agreement. UBS-S LLC agrees to indemnify and hold harmless Customer from and against any and all Losses which arise out, are based upon or related to UBS-S LLC' negligence, reckless or intentional misconduct or breach of this Agreement.

12.      TERMINATION

         This Agreement may be terminated at any time by Customer or UBS-S LLC by written notice to the other; provided, however, that any such termination shall not relieve either party of any obligations in connection with any debit or credit balance in the Account or other liability or obligation arising or accruing prior to such termination. In the event of such notice, Customer shall either close out open positions in the Account or arrange for such open positions to be transferred to another futures commission merchant. Upon satisfaction by Customer of all of Customer's Liabilities, UBS-S LLC shall transfer to another futures commission merchant all Contracts, if any, then held for the Account, and shall transfer to Customer or to another futures commission merchant, as Customer may instruct, all cash, securities and other property held in the Account, whereupon this Agreement shall terminate.

13.      LIQUIDATION OF OFFSETTING POSITIONS

         UBS-S LLC shall liquidate any Contract for which an offsetting order is entered by Customer, unless Customer instructs UBS-S LLC not to liquidate such Contract and to maintain the offsetting Contracts as open positions; provided, that UBS-S LLC shall not be obligated to comply with any such instructions given by Customer if Customer fails to provide UBS-S LLC with any representations, documentation or information reasonably requested by UBS-S LLC or if, in UBS-S LLC's reasonable judgment, any failure to liquidate such offsetting Contracts against each other would result in a violation of Applicable Law.

14.      REPORTS AND OBJECTIONS

         (a) All confirmations, purchase and sale notices, correction notices and account statements (collectively, "Reports") shall be submitted to Customer and shall be conclusive and binding on Customer unless Customer notifies UBS-S LLC of any objection thereto prior to the opening of trading on the contract market on which such transaction occurred on the business day following the day on which Customer receives such Report; provided, that with respect to monthly statements, Customer may notify UBS-S LLC of any objection thereto within five business days after receipt of such monthly statement, provided the objection could not have been raised at the time any prior Report was received by Customer as provided for above. Any such notice of objection, if given orally to UBS-S LLC, shall immediately (and in no event later than within one business day) be confirmed in writing by Customer.

         (b) Customer consents to the electronic delivery of Reports via facsimile, electronic mail, computer networks (e.g., local area networks, commercial on-line services and SwisKey) or other electronic means agreed upon by Customer and UBS-S LLC. Customer may revoke its consent at any time upon reasonable notice to UBS-S LLC.



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15.      FOREIGN CURRENCY TRANSACTIONS

         In the event that the Customer directs UBS-S LLC to enter into any Contract on an exchange on which such transactions are effected in a currency other than the U.S. dollar, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for the account and risk of the Customer. All initial and subsequent deposits for margin purposes, and the return to the Customer of any funds, are expected to be made in the currency of contract settlement. Should the Customer elect to deposits funds other than the currency of settlement or instruct UBS-S LLC to convert funds which are already on deposit in another currency, UBS-S LLC shall debit or credit the Account of Customer at a rate of exchange determined by UBS-S LLC in its sole discretion on the basis of the then prevailing market rate of exchange for such foreign currency.

16.      UBS-S LLC'S RESPONSIBILITY

         UBS-S LLC is not acting as a fiduciary, foundation manager, commodity pool operator, commodity trading advisor or investment adviser in respect of any Account opened by Customer and UBS-S LLC shall have no responsibility hereunder for compliance with any law or regulation governing the conduct of fiduciaries, foundation managers, commodity pool operators, commodity trading advisors or investment advisers.

17.      ADVICE

         All advice communicated by UBS-S LLC with respect to any Account opened by Customer hereunder is incidental to the conduct of UBS-S LLC's business as a futures commission merchant, does not constitute an offer to sell or the solicitation of an offer to buy any Contract, and such advice will not serve as the primary basis for any decision by or on behalf of Customer. UBS-S LLC shall have no discretionary authority, power or control over any decisions made by or on behalf of Customer in respect of the Account, regardless of whether Customer relies on the advice of UBS-S LLC in making any such decision. Any such advice, although based upon information from sources UBS-S LLC believes to be reliable, may be incomplete or inaccurate, may not be verified and may be changed without notice to Customer. UBS-S LLC makes no representation as to the accuracy, completeness, reliability or prudence of any such advice or information or as to the tax consequences of Customer's futures or options trading. UBS-S LLC is a separate and independent corporate entity, distinct from its affiliates and it shall be free to purchase and sell Contracts for any affiliates without limitation or restriction. The relationship between UBS-S LLC and Customer as described herein shall not affect any provisions of credit to Customer by UBS AG or any other subsidiary of UBS AG. Moreover, Customer acknowledges that UBS-S LLC and its managing directors, officers, employees and affiliates may take or hold positions in, or advise other customers concerning, contracts which are the subject of advice from UBS-S LLC to Customer. The positions and advice of UBS-S LLC and its managing directors, officers, employees and affiliates may be inconsistent with or contrary to positions of, and the advice given by, UBS-S LLC to Customer.



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18.      FINANCIAL AND OTHER INFORMATION

         Customer agrees to furnish appropriate financial statements to UBS-S LLC and to inform UBS-S LLC of any material changes in the financial position of Customer and to furnish promptly such other information concerning Customer as UBS-S LLC reasonably requests. UBS-S LLC is authorized from time to time to contact banks, financial institutions and credit agencies for verification of the financial condition of Customer. Customer agrees that UBS-S LLC may, from time to time, share with its branches, agencies and affiliates, certain non-public information concerning Customer.

19.      RECORDING

         UBS-S LLC, in its sole and absolute discretion, may record, on tape or otherwise, any telephone conversation between UBS-S LLC and Customer involving their respective officers, agents and employees. Customer hereby agrees and consents to such recording, with or without the use of an automatic tone warning device, and waives any right Customer may have to object to the use or admissibility into evidence of such recording in any legal proceeding between Customer and UBS-S LLC or in any other proceeding to which UBS-S LLC is a party or in which UBS -S LLC's records are subpoenaed. Customer acknowledges that UBS-S LLC may erase such recordings after a reasonable period of time.

20.      ACCOUNTS INTRODUCED BY OTHER BROKERS

         If UBS-S LLC is carrying the Account of Customer as executing or clearing broker by arrangement with another broker through whose courtesy the Account has been introduced to UBS-S LLC, then, until receipt from Customer of written notice to the contrary, UBS-S LLC may accept from such other broker, without inquiry or investigation by UBS-S LLC, (i) orders for the purchase or sale in the Account of Contracts, and (ii) any other instructions concerning the Account. UBS-S LLC shall not be responsible or liable for any acts or omissions of such other broker or its employees.

21.      SEVERABILITY

         If any provision of this Agreement is, or at any time becomes, inconsistent with any present or future Applicable Law, and if any of these authorities have jurisdiction over the subject matter of this Agreement, the inconsistent provision shall be deemed superseded or modified to conform with such law, rule or regulation but in all other respects, this Agreement shall continue and remain in full force and effect.

22.      BINDING EFFECT

         This Agreement shall be binding on and inure to the benefit of the parties and their successors. UBS-S LLC shall have the right to transfer or assign this Agreement (and thereby the Account) to any successor entity or to another properly registered futures commission merchant in its sole and absolute discretion and without then obtaining the consent of Customer. Customer hereby expressly consents to any such transfer and assignment.

23.      ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties and supersedes any prior agreements between the parties as to the subject matter hereof. No provision of this Agreement shall in any respect be waived, altered, modified, or amended unless such waiver, alteration, modification or amendment is signed by the party against whom such waiver, alteration, modification or amendment is to be enforced.

24.      INSTRUCTIONS, NOTICES OR COMMUNICATIONS

         (a) Except as specifically otherwise provided in this Agreement, all instructions, notices or other communications may be oral or written. All oral instructions, unless custom and usage of trade dictate otherwise, shall be promptly confirmed in writing. All written instructions, notices or other communications shall be addressed as follows:

         (i)      if to UBS-S LLC:

                  UBS Securities LLC
                  677 Washington Blvd
                  Stamford, CT 06901
                  Attn: Client Services Representative

         (ii) if to Customer at the address as indicated on the New Account Information Form.

         (b) All instructions, notices or other communications sent, whether by mail, telex, facsimile transmission or otherwise, shall be deemed given when deposited in the mail, or sent by telex or facsimile transmission or other electronic means acceptable to the recipient thereof, and deemed delivered to Customer personally, whether actually received by Customer or not. All instructions, notices or other communications to UBS-S LLC shall be directed to UBS-S LLC's office at the address listed above or such other addresses as UBS-S LLC may hereafter direct to Customer in writing.

25.      RIGHTS AND REMEDIES CUMULATIVE

         All rights and remedies arising under this Agreement as amended and modified from time to time are cumulative and not exclusive of any rights or remedies which may be available at law or otherwise.

26.      NO WAIVER

         No failure on the part of UBS-S LLC to exercise, and no delay in exercising, any contractual right will operate as a waiver thereof, nor will any single or partial exercise by UBS-S LLC of any right preclude any other or future exercise thereof or the exercise of any other partial right.

27.      GOVERNING LAW

         THE INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW.

28.      CONSENT TO JURISDICTION

         Any litigation between UBS-S LLC and Customer relating to this Agreement or transactions hereunder shall take place in the Courts of the State of Illinois located in Cook County or in the United States District Court for the Northern District of Illinois, and the parties agree to submit to such exclusive jurisdiction. Customer consents to the service of process by the mailing to Customer of copies of such court filing by certified mail to the address of Customer as it appears on the books and records of UBS-S LLC, such service to be effective ten days after mailing. Customer hereby waives irrevocably any immunity to which it might otherwise be entitled in any arbitration, action at law, suit in equity or any other proceeding arising out of or based on this Agreement or any transaction in connection herewith.

29.      WAIVER OF JURY TRIAL

         Customer hereby waives trial by jury in any action or proceeding arising out of or relating to this Agreement or any transaction in connection herewith.

30.      ACCEPTANCE OF AGREEMENT

         This Agreement shall not be deemed to be accepted by UBS-S LLC or become a binding contract between Customer and UBS-S LLC until approved by a duly authorized officer of UBS-S LLC in writing.

31.      CUSTOMER ACKNOWLEDGEMENTS

         (a) CUSTOMER HEREBY ACKNOWLEDGES THAT IT HAS RECEIVED AND UNDERSTANDS THE FOLLOWING DISCLOSURE STATEMENTS FURNISHED HEREWITH (check where applicable):

( )      Risk Disclosure Statement for Futures and Options

         (b) (The following must be completed by Customers who will engage in transactions for hedging purposes only.) Customer has indicated on the New Account Information Form that the Account is for hedging purposes. Customer represents that it is familiar with CFTC and exchange laws, rules, regulations, and advisories concerning hedging. Unless Customer specifically notifies UBS-S LLC to the contrary in writing with respect to any transaction, all transactions effected for the Account will be bona fide hedging transactions as described in Section 4a of the Commodity Exchange Act, as amended, and Rule 1.3(z) promulgated thereunder (a copy of which may be obtained from UBS-S LLC upon request). As such, in accordance with CFTC Rule 190.06, Customer may specify whether, in the unlikely event of UBS-S LLC's bankruptcy, Customer prefers that the trustee liquidate open commodity contracts in the Account without seeking Customer's instructions. Accordingly, in the event of UBS-S LLC's bankruptcy, the trustee should (check one of the following):

(  )     Attempt to contact Customer for instructions regarding the disposition of open contracts in the Account.

(  )     Liquidate open commodity contracts without seeking Customer's instructions.

This instruction may be changed at any time by written notice sent to UBS-S LLC.

32.      SERIES DISCLAIMER.

The parties hereto acknowledge and agree that the Customer is a separate series of World monitor Trust III, a Delaware statutory trust (the " Trust"), and that the Trust is organized in series pursuant to Sections 3804(a) and 3806(b)(2) of the Delaware Statutory Trust Act. As such, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to each series of the Trust shall be enforceable against the assets of such series of the Trust only, and not against the assets of the Trust generally or the assets of any other series of the Trust or against the Trustee of the Trust. There may be several series of the Trust created pursuant to the Declaration of Trust and Trust Agreement of the Trust.

         IN WITNESS WHEREOF, Customer has executed this Agreement on the date indicated below.

WORLD MONITOR TRUST III - SERIES H

By:  Preferred Investment Solutions Corp., its sole managing owner



     By:________________________________

        Esther E. Goodman

        Chief Operating Officer and Senior

        Executive Vice President

("Customer")

ACCEPTED BY UBS SECURITIES LLC

By:_____________________        ___________________________    ________________
   Print Name and Title              Signature                       Date


By:_____________________        ___________________________    ________________
   Print Name and Title              Signature                       Date

                            CONSENT TO TRANSFER FUNDS

         The undersigned acknowledges that UBS-S LLC may, until it receives a written notice of revocation with respect thereto, in its sole and absolute discretion and without prior notice to the undersigned, transfer any funds, securities, commodities, Contracts or other property from any account maintained by the undersigned to any other account of the undersigned maintained by UBS-S LLC or any of its affiliates. UBS-S LLC will promptly confirm in writing each transfer of funds, securities, commodities, Contracts or other property pursuant hereto. UBS-S LLC shall not be liable for making or failing to make any transfer authorized hereby.


Signature: _______________________________________  Signature:
Date:_____________________________________________  Date:
Name & Title - Please Print ______________________  Name & Title - Please Print

__________________________________________________

                               CROSS TRADE CONSENT

         The undersigned consents to transactions whereby UBS-S LLC, its officers, directors, employees or subsidiaries or other customers of UBS-S LLC or of the servicing floor broker may be from time to time on the opposite side of orders for physicals or for purchase or sale of futures contracts and option contracts placed for the undersigned's Account in conformity with regulations of the Commodity Futures Trading Commission and the by-laws, rules and regulations of the contract market (and its clearing house, if any) on which such order is executed.


Signature: _______________________________________  Signature:
Date:_____________________________________________  Date:
Name & Title - Please Print ______________________  Name & Title - Please Print

__________________________________________________

          POWER OF ATTORNEY LIMITED TO PURCHASES AND SALES OF FUTURES
                                  CONTRACTS

The undersigned hereby authorizes Graham Capital Management, L.P. (the "Advisor") as his/her agent and attorney to buy, sell and trade in commodities and/or futures contracts and options thereon, in accordance with UBS SECURITIES LLC ("UBS-S LLC") terms and conditions for the undersigned's account and risk and in the undersigned's name through UBS-S LLC as brokers. The undersigned hereby agrees to indemnify and hold UBS-S LLC harmless from and to pay UBS-S LLC promptly on demand any and all losses arising therefrom or debit balance due thereon. The undersigned confirms it has received a copy of Advisor's Disclosure Document. If not, the undersigned has attached a written explanation of the reason(s) therefor.

In all such purchases, sales or trades UBS-S LLC is authorized to follow the instructions of the Advisor in every respect concerning the undersigned's account with UBS-S LLC; and the Advisor is authorized to act for the undersigned and on the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades. The undersigned understands that UBS-S LLC is in no way responsible for any loss to the undersigned occasioned by the actions of the Advisor and that UBS-S LLC does not, by implication or otherwise, endorse the operating methods of the Advisor. The undersigned hereby ratifies and confirms any and all transactions with UBS-S LLC heretofore or hereafter made by the Advisor for the undersigned's account.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which UBS-S LLC may have under any other agreement or agreements between the undersigned and UBS-S LLC. This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to UBS-S LLC but such revocation shall not affect any liability in any resulting transaction initiated prior to such revocation. This authorization and indemnity shall inure to the benefit of UBS-S LLC and any successors or assigns.



WORLD MONITOR TRUST III - SERIES G

By:  Preferred Investment Solutions Corp, as sole managing owner



     By:___________________________

        Esther E. Goodman

        Chief Operating Officer and Senior

        Executive Vice President

_____________________________________

_____________________________________

                                        _______________________________
                                        _______________________________

                              ACCOUNT TRANSFER FORM


                                                ______________________________
                                                Date


----------------------------------------
Current Broker Name

----------------------------------------
Address

----------------------------------------
City, State Zip Code

Attn: Account Transfers

Dear Sir:

Please be advised that I (we) wish to transfer all open positions and/or equity in account number(s) _______________________________________________ maintained at your firm to UBS SECURITIES LLC, 677 Washington Blvd, Stamford, CT 06901 effective on the close of business on ___________________________ . You are hereby directed to immediately transfer all open positions in the account(s) and to issue a check representing the net available cash to UBS SECURITIES LLC In addition, all securities, certificates, warehouse receipts, etc. are to be transferred immediately.

Please contact UBS SECURITIES LLC's account transfer department at (203) 719-5178 with any questions.


INDIVIDUAL OR JOINT ACCOUNTS                PARTNERSHIP ACCOUNTS

_______________________________________     ___________________________________
Signature of Customer                       Signature of General Partner


_______________________________________     ___________________________________
Printed Name                                Printed Name


_______________________________________     ___________________________________
Signature of Customer                       Signature of General Partner


_______________________________________     ___________________________________
Printed Name                                Printed Name


_______________________________________     ___________________________________
CORPORATE ACCOUNTS                          TRUST ACCOUNTS

_______________________________________     ___________________________________
Account Name                                Account Name


_______________________________________     ___________________________________
Signature of Authorized Officer             Signature of Trustee


_______________________________________     ___________________________________
Printed Name                                Printed Name